Exhibit 10.49
EPOCH HOLDING CORPORATION
NONQUALIFIED STOCK OPTION AGREEMENT

FOR

<EMPLOYEE NAME>

This STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into effective as of <Grant Date>, by and between Epoch Holding Corporation, a Delaware corporation (the "Company"), and <EMPLOYEE NAME> (the "Optionee").

RECITALS

The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined it is in the best interests of the Company to recognize the Optionee’s performance and to provide incentive to the Optionee to remain with the Company by making this grant of Options in accordance with the terms of this Agreement; and

The Option is granted pursuant to the 2004 Omnibus Long-Term Incentive Compensation Plan (the “Plan”), as may be amended from time to time, which is incorporated herein for all purposes.  The Optionee hereby acknowledges receipt of a copy of the Plan.  Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Grant of Option.  Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants, as of <Grant Date> (the “Date of Grant”), the Optionee, the right, privilege and option (the "Option") to purchase <# of shares> shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) at the exercise price of <the $ price> per share (the “Exercise Price”), subject to the vesting periods below.  The future value of such shares is unknown and cannot be predicted with certainty.  If such shares do not increase in value, the Option will have no value. Notwithstanding the foregoing, upon vesting, the options to acquire shares of Common Stock are exercisable only if the volume weighted average price of the Common Stock shall equal or exceed <the $ price> (the “Hurdle Price”) for a period of at least <# of days> trading days on the Nasdaq Capital Market, subject to customary adjustments in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split or other corporate exchange or any extraordinary distribution to shareholders of the Company.

2.           Term and Vesting of Option.  The term of the Option shall be for a period of <# of years> years ("Term") from the Date of Grant and, subject to the terms and provisions hereof and of the Plan, the Option shall vest and Optionee may exercise the Option in accordance with the vesting schedule specified below and within the Term.  Subject to the foregoing, the Option may be exercised in whole or in part with respect to all or any portion of the shares to which it relates, subject to certain de minimis restrictions.  However, in the event that a vesting date occurs on a day when the NASDAQ is closed, then such vesting date will occur on the next business day.

Vest Date	Vest Quantity
(Date First Exercisable)
<Date>	<# of options>
<Date>	<# of options>
<Date>	<# of options>

3.           Method of Exercise; Taxes.  The Option shall be exercised by the transmittal of written notice thereof to the Company at its principal place of business.  Such notice shall specify the number of shares which the Optionee elects to purchase, shall be signed by the Optionee and shall be accompanied by payment of the purchase price for the shares which the Optionee elects to purchase.  The exercise of the Option award shall become effective at the time such a Notice of Exercise has been received by the Company, which must be before the Expiration Date.  Such payment may be made in whole or in part (i) in cash or (ii) by authorizing the Company or a Company approved third party to sell the shares (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding resulting from such exercise; provided, however, that the Committee may, at any time before the Optionee files such an election with the Company, revoke the Optionee’s right to make such an election.  The Company is not required to issue Shares upon the exercise of this Option award unless the Optionee first pays to the Company such amounts as may be required by the Company to satisfy any liability it may have to withhold federal, state, local or other taxes relating to such exercise.

4.           Termination of Options; Forfeiture of Non-Vested Options.  The Option shall terminate on the earliest to occur of the following:

(a)           The expiration of <# of years> years from the Date of Grant.

(b)           If the Optionee’s Continuous Service with the Company is terminated for any reason, any Options that are not vested, and that do not become vested pursuant to Section 2 hereof or the Plan as a result of such termination, shall be forfeited immediately upon such termination of Continuous Service and revert back to the Company without any payment to the Optionee; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Option Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.  The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Optionee’s forfeiture of Non-Vested Options pursuant to this Section 4.

5.           Plan Restrictions.  In all respects this Agreement and the Option granted herein shall be subject to the terms and provisions of the Plan which has been, or is being, provided, or otherwise made available, to the Optionee and is incorporated herein by reference.  Accordingly, the rights of the Optionee under this Agreement and the shares of Common Stock which the Optionee may purchase hereunder are subject to certain restrictions as set forth in the Plan.  The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

6.           Rights Prior to Exercise of Option.  The Optionee shall have no rights as a stockholder with respect to the shares of stock subject to the Option until the exercise of his rights hereunder and the issuance and delivery to Optionee of a certificate or certificates evidencing such shares.

7.           Transferability.   Except as otherwise provided in Section 8 hereof or the Plan, the Option is not transferable other than by will or under the applicable laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. However, the Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee’s Immediate Family (including, without limitation, to a trust for the benefit of the Optionee’s Immediate Family or to a partnership or limited liability company for one or more members of the Optionee’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer.  The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement.  The term “Immediate Family” shall mean the Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.  Except as otherwise permitted pursuant to this Section, any attempt to effect a Transfer of any Options shall be void ab initio.  For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

8.           Amendment, Modification & Assignment; Non-Transferability.  This Agreement may only be modified or amended in a writing signed by the parties hereto.  No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement.  Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Optionee’s rights hereunder) may not be assigned, and the obligations of Optionee hereunder may not be delegated, in whole or in part.  The rights and obligations created hereunder shall be binding on the Optionee and his heirs and legal representatives and on the successors and assigns of the Company.

9.           Complete Agreement.  This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

10.           Data Privacy.  By entering into the Stock Option Agreement, the Optionee: (i) authorizes the Company and Subsidiary, and any agent of the Company and Subsidiary administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its subsidiaries such information and data as the Company or any such subsidiary shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and Subsidiary to store and transmit such information in electronic form.

11.           Fractional or DeMinimis Shares.  The Option award shall not be exercisable with respect to a fractional share or with respect to fewer than five hundred (500) Shares, unless the remaining Shares are fewer than five hundred (500).

12.           Nonqualified Option Award.  This Option award has been designated by the Committee as a Nonqualified Option Award; it does not qualify as an incentive stock option award.

13.           Conflicts and Interpretation.  In the event of any conflict between this Agreement and the Plan, the Plan shall control.  In the event of any ambiguity of this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern, including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

14.           Miscellaneous.

(a)           Termination of the Plan; No Right to Future Grants; No right to Continued Employment.  By entering into the Stock Option Agreement, the Optionee acknowledges:  (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; and (iv) nothing in this Agreement or the Plan shall confer upon you any right to continue providing services to, or be in the employ of, the Company or interfere in any way with the right of the Company or any Subsidiary to terminate your association or employment at any time.

(b)           No Limit on Other Compensation Arrangements.  Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c)           Severability.  If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Options hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

(d)           No Trust or Fund Created.  Neither this Agreement nor the grant of Options hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Optionee or any other person.  To the extent that the Optionee or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)           Law Governing.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without reference to the conflict of laws rules or principles thereof).

(f)           Interpretation. The Optionee accepts the Option subject to all of the terms, provisions and restrictions of this Agreement and the Plan.  The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Agreement.

(g)           Headings.  Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference.  Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(h)           Notices.  Any notice under this Agreement shall be in writing, and if to be given to the Company shall be addressed to the Company at its principal office, in care of its Corporate Secretary.  Any notice to be given to the Optionee shall be addressed to the Optionee at the address listed in the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.  Any notice shall been deemed given (i) when actually delivered to the Company, or (ii) if to the Optionee, when actually delivered; when deposited in the U.S. Mail, postage prepaid and properly addressed to the Optionee; or when delivered by overnight courier.

(i)           Non-Waiver of Breach.  The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(j)           Counterparts.  This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

(k)           Section 409A.  Notwithstanding anything to the contrary contained in the Plan or in this Agreement, to the extent that the Company determines that the Option award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Option award in order to cause the Option Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

(l)           Obligation of Optionee.  Nothing contained in this Agreement obligates the Optionee to exercise all or any part of this Option award.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

EPOCH HOLDING CORPORATION

By:
Name:	William W. Priest
Title:	Chief Executive Officer
Agreed and Accepted:

OPTIONEE:

<EMPLOYEE NAME>